ACCOUNTS RECEIVABLE, NET - Schedule of Accounts Receivable (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Accounts receivable:
Gross	¥ 100,578	¥ 64,596
Unearned interest	(1,145)	(1,061)
Total accounts receivable	99,433	63,535
Less: allowance for credit losses	30,518	14,987
Accounts receivable, net	¥ 68,915	¥ 48,548